UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_____________

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): July 21, 2021 (July 19, 2021)
Amalgamated Financial Corp.
(Exact name of registrant as specified in its charter)

Delaware	001-40136	85-2757101
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
275 Seventh Avenue, New York, New York 10001
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code: (212) 895-8988
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	AMAL	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR § 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR § 240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 19, 2021 Amalgamated Financial Corp. (together with its subsidiary, the “Company”) appointed Frank DeMaria as the Company’s Senior Vice President and Chief Accounting Officer, effective the same date. Effective August 9, 2021, Mr. DeMaria will serve as the Company’s principal accounting officer and will report to the Company’s Chief Financial Officer, Jason Darby.

Mr. DeMaria, age 32, is an accomplished finance executive. Mr. DeMaria most recently served as Senior Manager with KPMG LLP, Audit Financial Services (“KPMG”) since October 2019. From October 2012 to July 2021, he held various roles with KPMG. Mr. DeMaria holds a Master of Business Administration (“MBA”) for Accountants from Marist College and a Bachelor of Science in Accounting from Marist College. He is a certified public accountant.
In connection with Mr. DeMaria’s appointment, the Company is providing Mr. DeMaria the following compensation:

(i)an annual base salary of $240,000,

(ii)eligibility for an annual bonus at a target level of 30% of his annual base salary (prorated for 2021 for his time in service and subject to any percentage reduction in 2021 in the same manner as similarly situated executives) to be based upon individual or Company performance criteria that the board of the Company establishes for each fiscal year and in accordance with the Company’s Annual Incentive Plan,

(iii)eligibility for a long-term incentive award in restricted stock units based on 20% target of his annual base salary and on fair market value at the direction of the Compensation Committee pursuant to the Company’s Long Term Incentive Plan, as amended or any replacement plan in effect for executives. Mr. DeMaria will also participate in all retirement and welfare benefit plans, programs, and arrangements generally available to newly-hired executive officers, subject to eligibility requirements.

There are no arrangements or understandings between Mr. DeMaria and any other person pursuant to which he was selected as an officer, and there are no transactions related to the Company in which Mr. DeMaria has an interest requiring disclosure under Item 404(a) of Regulation S-K.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMALGAMATED FINANCIAL CORP.

	By:	/s/ Priscilla Sims Brown
	Name:	Priscilla Sims Brown
	Title:	President and Chief Executive Officer

Date: July 21, 2021

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